THE PBHG FUNDS, INC.
                               PBHG CLASS SHARES

                          PROSPECTUS DATED MAY 1, 1997

The PBHG Funds, Inc. (the 'Fund') is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers PBHG Class Shares of each of the following portfolios (each a 'Portfolio' and, together, the 'Portfolios'):

                           o PBHG SMALL CAP VALUE FUND
                           o PBHG MID-CAP VALUE FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling 1-800-433-0051. The Statement of Additional Information is incorporated into this Prospectus by reference. This Prospectus is also available on the Fund's Web site at http://www.pbhgfunds.com. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

SUMMARY
--------------------------------------------------------------------------------

    The PBHG Funds, Inc. (the 'Fund') is an open-end management investment company which provides a convenient way to invest in professionally managed diversified portfolios of securities. This summary provides basic information about the PBHG Small Cap Value Fund ('Small Cap Value Fund') and PBHG Mid-Cap Value Fund ('Mid-Cap Value Fund') (each a 'Portfolio' and, together, the 'Portfolios'). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

    WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Small Cap Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks with market capitalizations in the range of companies represented in the Russell 2000 Index, which are considered to be relatively undervalued based on certain proprietary measures of value. The Mid-Cap Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's MidCap 400 Index ('S&P 400'), which are considered to be relatively undervalued based on certain proprietary measures of value. There can be no assurance that either Portfolio will achieve its investment objective.

    WHAT ARE THE PRINCIPAL RISKS INVOLVED WITH AN INVESTMENT IN THE
PORTFOLIOS? Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, because the Portfolios invest extensively in the securities of small or medium capitalization companies, they may experience greater price volatility than an investment company that invests primarily in more established, larger capitalized companies. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. Each of the Portfolios also may enter into futures contracts, which are subject to special risks. Such risks include the potential of imperfect correlation between the change the in value of a futures contract purchased or sold and the market value of the securities held by a Portfolio and the risk that such Portfolio may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. See 'Investment Objectives and Policies,' 'Risk Factors' and 'Glossary of Permitted Investments.'

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary............................................     2
Expense Summary....................................     4
The Fund and the Portfolios........................     5
Investment Objectives and Policies.................     5
General Investment Policies and Strategies.........     7
Risk Factors.......................................     8
Investment Limitations.............................     8
How to Purchase Fund Shares........................     9
Shareholder Services...............................    11
How to Redeem Fund Shares..........................    12
Determination of Net Asset Value...................    14
Performance Advertising............................    14
Taxes..............................................    14
General Information................................    15
Glossary of Permitted Investments..................    18

    WHO ARE THE ADVISER AND SUB-ADVISER? Pilgrim Baxter & Associates, Ltd. ('Adviser') serves as the investment adviser to each Portfolio. Newbold's Asset Management, Inc. ('Sub-Adviser') serves as the investment sub-adviser to each Portfolio. Pilgrim Baxter & Associates, Ltd. and Newbold's Asset Management, Inc. are collectively referred to herein as 'Advisers.' See 'Expense Summary,' 'The Adviser' and 'The Sub-Adviser.'

    WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services, an affiliate of the Adviser, serves as the administrator of the Fund, and SEI Fund Resources, an affiliate of the Fund's distributor, serves as sub-administrator of the Fund. See 'The Administrator and Sub-Administrator.'

    WHO ARE THE TRANSFER AGENT AND SUB-TRANSFER AGENTS? DST Systems, Inc. serves as the transfer agent, dividend disbursing agent and shareholder servicing agent of the Fund. The Fund may also pay amounts to certain third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund. See 'The Transfer Agent and Sub-Transfer Agents.'

    WHO IS THE DISTRIBUTOR? SEI Financial Services Company provides the Fund with distribution services. See 'The Distributor.'

    IS THERE A SALES LOAD? No, PBHG Class Shares of the Portfolio are offered on a no-load basis.

    IS THERE A MINIMUM INITIAL INVESTMENT? The Small Cap Value Fund and the Mid-Cap Value Fund have a minimum initial investment of $2,500 for regular accounts and $2,000 for IRAs.

    HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on any day on which the New York Stock Exchange is open for business ('Business Day'). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment by check or readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time for each Portfolio on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. Purchases and redemptions also may be made through certain broker-dealers and other financial institutions. The Fund also offers a Systematic Investment Plan and a Systematic Withdrawal Plan. See 'Shareholder Services.'

--------------------------------------------------------------------------------
EXPENSE SUMMARY
--------------------------------------------------------------------------------

The purpose of the following table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in PBHG Class Shares of the Portfolios.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                                                                   SMALL CAP     MID-CAP
                                                                                                     VALUE        VALUE
                                                                                                     FUND         FUND
------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                                                       None         None
Sales Load Imposed on Reinvested Dividends                                                            None         None
Deferred Sales Load                                                                                   None         None
Redemption Fees (1)                                                                                   None         None
Exchange Fees                                                                                         None         None
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. A charge of $12.00 may be imposed annually on accounts that fall below the minimum account size ($2,500 for the Small Cap Value Fund and Mid-Cap Value Fund) as a result of shareholder redemptions.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable expense reimbursements or fee waivers)

------------------------------------------------------------------------------------------------------------------------
                                                                                                   SMALL CAP     MID-CAP
                                                                                                     VALUE        VALUE
                                                                                                     FUND         FUND
------------------------------------------------------------------------------------------------------------------------
Advisory Fees                                                                                        1.00%        0.85%
12b-1 Fees                                                                                            None         None
Other Expenses                                                                                       0.50%        0.65%
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                             1.50%        1.50%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

The Adviser has agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit annual operating expenses of each Portfolio to no more than 1.50% of the average daily net assets of each Portfolio. Such waiver of Advisory Fees or assumptions of Other Expenses by the Adviser is subject to a possible reimbursement by each Portfolio in future years if such reimbursement can be achieved within the foregoing annual expense limit. It is not expected that the Adviser will need to waive or limit its Advisory Fees or to assume Other Expenses of either Portfolio.

EXAMPLE
--------------------------------------------------------------------------------

                                                  PORTFOLIO                                          1 YEAR    3 YEARS
----------------------------------------------------------------------------------------------------------------------
An investor in the Portfolio would pay the        Small Cap Value Fund                                $ 15       $47
  following expenses on a $1,000 investment
  assuming (1) 5% annual return, and (2)          Mid-Cap Value Fund                                  $ 15       $47
  redemption at the end of each time period.
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

    This example is based upon estimated Other Expenses of each Portfolio, as set forth in the 'Annual Operating Expenses' table above. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purposes of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in each Portfolio. See 'The Adviser,' 'The Sub-Adviser' and 'The Administrator and Sub-Administrator.'

------------------------------------------------------
THE FUND AND THE PORTFOLIOS
------------------------------------------------------

The Fund is an open-end management investment company that currently offers shares in fourteen separate series. This Prospectus relates solely to the PBHG Class Shares for the Small Cap Value Fund and the Mid-Cap Value Fund. Each share of each Portfolio represents an undivided interest in that Portfolio. The Fund's shares are currently divided into two classes of shares (PBHG Class and Trust Class) having such preferences and special or relative rights and privileges as the Board of Directors determines. Only the Fund's PBHG Class Shares are offered by this Prospectus. Trust Class Shares are generally subject to the same expenses as the PBHG Class Shares but also bear a Rule 12b-1 shareholder servicing fee of 0.25% of the average daily net assets attributable to its shares. The Trust Class Shares are not currently available for these Portfolios. Additional information pertaining to the Fund may be obtained in writing from the Fund's transfer agent, DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------

SMALL CAP VALUE FUND

The Small Cap Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks of small companies with market capitalizations in the range of companies represented in the Russell 2000 Index, which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies in the Russell 2000 Index is typically between $57 million and $610 million. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings and price/book value ratios than the average of those in the Russell 2000 Index. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weights of the Russell 2000 Index, with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Advisers emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for current dividends; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in common stocks of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Sub-Adviser believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The utilization of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

In addition to the Portfolio's primary investment (i.e., under normal market conditions, at least 65% of its total assets in common stocks of undervalued small capitalization companies), the Portfolio may also invest in other equity securities (i.e., preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of such small capitalization issuers. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish positions other than 'bona fide hedging' positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See 'General Investment Policies and Strategies -- Temporary Defensive Positions' below for a fuller description.

The securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or an established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including American Depository Receipts ('ADRs') and other similar instruments. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See 'Risk Factors' and 'Glossary of Permitted Investments' in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

MID-CAP VALUE FUND

The Mid-Cap Value Fund seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the S&P 400, which are considered to be relatively undervalued based on certain proprietary measures of value.

The current market capitalization of companies in the S&P 400 is typically between $200 million to over $5 billion. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings value ratios than the average of those in the S&P 400. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weights of the S&P 400 with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Advisers emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Sub-Adviser believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The utilization of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities (i.e., common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of undervalued medium capitalization issuers. The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or an established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs and other similar instruments. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish positions other than 'bona fide hedging' positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See 'General Investment Policies and Strategies -- Temporary Defensive Positions' below for a fuller description. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis.

See 'Risk Factors' and 'Glossary of Permitted Investments' in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

There can be no assurance that any Portfolio will be able to achieve its investment objective.

------------------------------------------------------
GENERAL INVESTMENT POLICIES AND STRATEGIES
------------------------------------------------------

INVESTMENT PROCESS

The investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Portfolios, the Sub-Adviser first creates a universe of companies each of whose current share price is low in relation to its real worth or future prospects. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength and, low stock price relative to its assets, earnings, cash flow and business franchise), the Sub-Adviser screens more than 8,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, the Sub-Adviser uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. The Sub-Adviser follows a disciplined valuation approach that requires it to sell any portfolio security that becomes overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in a company's price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rates for each Portfolio will not exceed 400%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. In addition, high rates of portfolio turnover may adversely affect each Portfolio's status as a 'regulated investment company' ('RIC') under Section 851 of the Internal Revenue Code of 1986, as amended ('Code').

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Advisers determine that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities. To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See 'Glossary of Permitted Investments' and the Statement of Additional Information for further information about such investments.

------------------------------------------------------
RISK FACTORS
------------------------------------------------------

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Small Cap Value Fund invests primarily in securities issued by small and medium capitalization companies and the Mid-Cap Value Fund invests primarily in securities issued by mid-capitalization companies. While the Advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Portfolio may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Portfolio invests may not be as great as that of other securities and if a Portfolio were to dispose of such a stock, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

FUTURES CONTRACTS

The primary risks associated with the use of futures contracts are (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies.

For additional information regarding permitted investments for each Portfolio and their risks, see 'Glossary of Permitted Investments' and the Statement of Additional Information.

------------------------------------------------------
INVESTMENT LIMITATIONS
------------------------------------------------------

The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of each Portfolio. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

Each Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33 1/3% of the value of each Portfolio's total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.

------------------------------------------------------
HOW TO PURCHASE FUND SHARES
------------------------------------------------------

You may purchase shares of each Portfolio directly through DST Systems, Inc. ('DST' or the 'Transfer Agent'). Purchases of shares of each Portfolio may be made on any Business Day. Shares of each Portfolio are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone if you have elected the Telephone Purchase Authorization option on your Account Application. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolios. Such financial institutions may charge you a fee for this service in addition to each Portfolio's public offering price.

Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instruction or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Portfolio reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser and Sub-Adviser may from time to time recommend to the Board of Directors of the Fund that a Portfolio, which invests extensively in such companies, indefinitely discontinue the sale of its shares to new investors (other than directors, officers and employees of the Adviser, Sub-Adviser and its affiliated companies). In such event, the Board of Directors would determine whether such discontinuance is in the best interests of the applicable Portfolio and its shareholders.

MINIMUM INITIAL INVESTMENT

The minimum initial investment for the Small Cap Value Fund and Mid-Cap Value Fund is $2,500 for regular accounts and $2,000 for IRAs. There is no minimum for subsequent purchases except for those (1) using the Systematic Investment Plan or (2) electing to purchase additional shares by telephone. The Distributor may waive the minimum at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Fund's Systematic Investment Plan and by Telephone Purchase Authorization must be at least $25 and $1,000, respectively.

INITIAL PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to -- The PBHG Funds, Inc., for $2,500 or more for regular accounts and $2,000 for IRAs, together with a completed Account Application to: THE PBHG FUNDS, INC. C/O DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund will not accept third-party checks, i.e., a check not payable to The PBHG Funds, Inc. or a Portfolio for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE AUTHORIZATION)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. The minimum telephone purchase is $1,000, and the maximum is five times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Portfolios by requesting your bank to transmit funds by wire transfer. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [Name of Portfolio and account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASES BY ACH

If you have made this election, shares of each Portfolio may be purchased via Automated Clearing House ('ACH'). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to you initiating an ACH transaction.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 4:00 p.m., Eastern time for a Portfolio. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolios.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time for each Portfolio and (ii) promptly transmit the order to the Transfer Agent. See 'Determination of Net Asset Value' below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Portfolios or the shareholder services described below, please call the Fund at 1-800-433-0051. WRITTEN INQUIRIES SHOULD BE SENT TO DST SYSTEMS, INC., P.O. BOX 419534, KANSAS CITY, MISSOURI 64141-6534. The Fund reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC
WITHDRAWAL PLANS

For your convenience, the Fund provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Portfolios at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Portfolios despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Portfolios. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Portfolio's net asset value is relatively low and fewer shares being purchased when a Portfolio's net asset value is relatively high, thereby helping to decrease the average price of your shares.

Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Portfolio) from your designated checking or savings account. Your systematic investment in the Portfolio(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in any Portfolio. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in any Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. This Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account utilizing this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established), you may exchange some or all of your shares for shares of other series of the Fund currently available for investment by new investors. However, if you own shares of any series of the Fund other than the PBHG Cash Reserves Fund, you are limited to four (4) exchanges annually from such series to the PBHG Cash Reserves Fund. Exchanges are made at net asset value. The Fund reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone (an 'Exchange Request') are received for an established account by the Transfer Agent.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and Corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) INDIVIDUAL RETIREMENT ACCOUNTS ('IRAS'). You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new IRA; or (b) 'rolling-over' to the Fund monies from other IRA accounts or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use an IRA to invest up to $2,000 per year of your earned income in any of the Portfolios. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to IRA investors. If you maintain IRA accounts in more than one portfolio of the Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ('SEP-IRA'). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(3) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners, and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(4) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Portfolios on a tax-deferred basis in order to help them meet their retirement needs.

(5) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Fund also offers the following special accounts to meet your needs:

(1) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors with the Fund you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(2) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Fund provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

------------------------------------------------------
HOW TO REDEEM FUND SHARES
------------------------------------------------------

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time for each Portfolio on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days.

You may also redeem shares of each Portfolio through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order for any Portfolio to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time for each Portfolio and (ii) promptly transmit the order to the Transfer Agent. See 'Determination of Net Asset Value' above. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed.

BY TELEPHONE

Redemption orders may be placed by telephone provided that this option has been elected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Fund does not charge for ACH transactions; however, such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating an ACH transaction. A voided check or deposit slip must accompany requests to establish this option.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Fund does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Fund may impose an annual $12.00 below minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below $2,500 for each Portfolio. You will be allowed at least sixty (60) days, after notice by the Fund, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 below minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

------------------------------------------------------
DETERMINATION OF NET ASSET VALUE
------------------------------------------------------

The net asset value per share of each Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on any Business Day. The net asset value per share of each Portfolio is listed under PBHG in the mutual fund section of most major daily newspapers, including the Wall Street Journal.

------------------------------------------------------
PERFORMANCE ADVERTISING
------------------------------------------------------

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For each Portfolio, yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertisements and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of the Fund's Trust Class shares may be lower than that of the Fund's PBHG Class Shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Trust Class Shares.

------------------------------------------------------
TAXES
------------------------------------------------------

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or their shareholders. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes. See the Statement of Additional Information for further information.

TAX STATUS OF THE PORTFOLIOS

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other series. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded a RIC under Subchapter M of the Code. So long as each Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. Each Portfolio will make annual reports to its shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolios (such as U.S. Treasury STRIPS, defined in 'Glossary of Permitted Investments' below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Portfolio will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Advisers would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Portfolio and may be exempt, depending on the state, when received by a shareholder as income dividends from a Portfolio provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Portfolio will inform its shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in your particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

TAX TREATMENT OF TRANSACTIONS

Each sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes.

------------------------------------------------------
GENERAL INFORMATION
------------------------------------------------------

THE FUND

The Fund, an open-end management investment company, was originally incorporated in Delaware in 1985 under the name PBHG Growth Fund, Inc. Effective July 31, 1992, the Fund was reorganized as a Maryland corporation pursuant to an Agreement and Articles of Merger that was approved by Fund shareholders on July 21, 1992. On September 8, 1993, the Fund's shareholders voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the Fund's shareholders voted to change the name of the Fund to The PBHG Funds, Inc. All consideration received by the Fund for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional series.

Each Portfolio of the Fund pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

THE ADVISER

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ('UAM'), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $12 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to the Fund's other portfolios and to pension and profit-sharing plans, charitable institutions, corporations, individual investors, trusts and estates, and other investment companies. The principal business address of the Adviser is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Fund (the 'Advisory Agreement'). Under the Advisory Agreement, the Adviser either continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, or oversees the investment management of a Portfolio by that Portfolio's sub-adviser, subject to the supervision of, and policies established by, the Board of Directors of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Small Cap Value Fund and 0.85% of the average daily assets of Mid-Cap Value Fund. The advisory fee paid by each Portfolio is higher than those paid by most investment companies, although the Adviser believes the fee to be comparable to that paid by investment companies with similar investment objectives and policies.

THE SUB-ADVISER

Newbold's Asset Management, Inc., 950 Haverford Road, Bryn Mawr, Pennsylvania, is a registered investment adviser that was formed in 1940. Like the Adviser, the controlling shareholder of the Sub-Adviser is UAM. The Sub-Adviser currently has discretionary management authority with respect to over $4 billion in assets. In addition to advising the Portfolios, the Sub-Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies.

The Sub-Adviser serves as the investment sub-adviser for each Portfolio pursuant to a sub-advisory agreement with the Fund and the Adviser ('Sub-Advisory Agreement'). Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of each of the Portfolios, selects investments and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Board of Directors of the Fund and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Small Cap Value Fund and the Mid-Cap Value Fund, the Sub-Adviser is entitled to receive from the Adviser a fee with respect to each Portfolio which is computed daily and paid monthly at an annual rate of 0.65% of the average daily net assets of the Small Cap Value Fund and 0.50% of the average daily net assets of the Mid-Cap Value Fund.

PORTFOLIO MANAGER

Gary D. Haubold, CFA, has managed the PBHG Small Cap Value Fund and PBHG Mid-Cap Value Fund since their inception. Mr. Haubold joined the Sub-Adviser in January 1997. Prior to joining the Sub-Adviser, Mr. Haubold was employed by Miller Anderson & Sherrerd ('MAS') from 1993 until January 6, 1997. At MAS, Mr. Haubold served as the co-manager of the Small Cap Value Portfolio of the MAS Fund from December 31, 1994 through January 6, 1997 and as the co-manager of the Mid-Cap Value Portfolio of the MAS Fund from its inception on December 30, 1994 through January 6, 1997. Mr. Haubold was the person primarily responsible for the day-to-day management and investment selections of those two mutual funds during the periods noted. Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

EXPENSE LIMITATION AGREEMENTS

In the interest of limiting the expenses of each Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ('Expense Limitation Agreement'), with respect to each Portfolio, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to 1.50%. Reimbursement by each Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when each Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Portfolio to exceed 1.50%. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.50%; and (iii) the payment of such reimbursement was approved by the Board of Directors on a quarterly basis.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

PBHG Fund Services (the 'Administrator') provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Fund. The principal place of business of the Administrator is 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087.

SEI Fund Resources (the 'Sub-Administrator'), an indirect wholly-owned subsidiary of SEI Corporation ('SEI') and an affiliate of the Fund's distributor, assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee at the annual rate of 0.07% of the average daily net assets of each Portfolio with respect to $2.5 billion of the total average daily net assets of the Fund, and a fee at the annual rate of 0.025% of the average daily net assets of each Portfolio with respect to the total average daily net assets of the Fund in excess of $2.5 billion.

THE TRANSFER AGENT AND SUB-TRANSFER AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund under a transfer agency agreement with the Fund.

From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, delivering on behalf of the Fund proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or the beneficial owners may reasonably request. In such cases, the Fund will not compensate such third parties at a rate that is greater than the rate the Fund is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Fund with distribution services. No compensation is paid to the Distributor for distribution services for the PBHG Class Shares of the Portfolios.

DIRECTORS OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all series of the Fund will be voted on only by shareholders of the affected series. Shareholders of all series of the Fund will vote together on matters affecting the Fund generally, such as the election of Directors or selection of independent accountants.

Shareholders of the PBHG Class of the Fund will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Trust Class of the Fund. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of directors under certain circumstances. In addition, a director may be removed by the remaining directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

You may direct inquiries to the Fund by writing to The PBHG Funds, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, or by calling 1-800-433-0051.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of a Portfolio is distributed in the form of annual dividends. If any capital gain is realized, substantially all of it will be distributed by the Portfolio at least annually.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least fifteen (15) days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire or ACH transfer.

Dividends and distributions of the Portfolios are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Katten Muchin & Zavis serves as counsel to the Fund. Coopers & Lybrand, LLP serves as the independent accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A. ('Custodian'), Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, serves as the custodian for the Portfolios. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the '1940 Act').

MISCELLANEOUS

As of the date of this Prospectus, SEI Financial Services Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, as the Portfolios' initial shareholder, owned of record or beneficially, all of the outstanding PBHG Class Shares of each Portfolio, and may be deemed to be a controlling person of each Portfolio for purposes of the 1940 Act.

------------------------------------------------------
GLOSSARY OF PERMITTED INVESTMENTS
------------------------------------------------------

The following is a description of permitted investments for certain of the
Portfolios:

AMERICAN DEPOSITORY RECEIPTS and GLOBAL DEPOSITORY RECEIPTS ('GDRs') -- ADRs are securities, typically issued by a U.S. financial institution (a 'depository'), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs, which are sometimes referred to as Continental Depository Receipts ('CDRs'), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through 'sponsored' or 'unsponsored' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES -- Derivatives are securities that derive their value from other securities. The following, among others, may be considered to be derivative securities: futures, convertible securities and 'stripped' U.S. Treasury securities (e.g., STRIPS). See elsewhere in this 'Glossary of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about the investment policies and limitations applicable to their use.

FUTURES CONTRACTS -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. Each Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

ILLIQUID SECURITIES -- Securities that cannot be disposed of in the ordinary course of business within seven (7) days at approximately the price at which the Portfolio has valued the security.

REPURCHASE AGREEMENTS -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Advisers will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

RESTRICTED SECURITIES -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ('1933 Act'), or an exemption from registration. A Portfolio may invest in restricted securities that the Advisers determine are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Fund. The Board of Directors will periodically review such procedures and guidelines and will monitor the Advisers' implementation of such procedures and guidelines. Under these procedures and guidelines, the Advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. A Portfolio may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

TIME DEPOSIT -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies such as the Government National Mortgage Association ('GNMA') have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS'). STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of STRIPS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the principal ('principal-only' or 'PO class'). The yield to maturity on IO classes and PO classes is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. Portfolios are permitted to invest in the forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.

                              THE PBHG FUNDS, INC.
                            PBHG SMALL CAP VALUE FUND
                             PBHG MID-CAP VALUE FUND

                               INVESTMENT ADVISER:
                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus and relates only to the PBHG Small Cap Value Fund and the PBHG Mid-Cap Value Fund (individually a "Portfolio" and, together, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of The PBHG Funds, Inc. (the "Fund" or "Registrant") and each Portfolio, and should be read in conjunction with the Portfolios' Prospectus dated May 1, 1997. The Prospectus for the Portfolios may be obtained without charge by calling 1-800-431-0051.


                                TABLE OF CONTENTS

THE FUND.............................................................S -  2
DESCRIPTION OF PERMITTED INVESTMENTS.................................S -  2
INVESTMENT LIMITATIONS...............................................S - 10
THE ADVISER .........................................................S - 12
THE SUB-ADVISER......................................................S - 13
THE ADMINISTRATOR AND SUB-ADMINISTRATOR..............................S - 14
THE DISTRIBUTOR .....................................................S - 15
DIRECTORS AND OFFICERS OF THE FUND...................................S - 15
COMPUTATION OF YIELD ................................................S - 18
CALCULATION OF TOTAL RETURN..........................................S - 18
PURCHASE AND REDEMPTION OF SHARES....................................S - 18
DETERMINATION OF NET ASSET VALUE.....................................S - 19
TAXES................................................................S - 19
PORTFOLIO TRANSACTIONS...............................................S - 21
DESCRIPTION OF SHARES................................................S - 22

May 1, 1997

THE FUND

This Statement of Additional Information relates only to the Fund's PBHG Small Cap Value Fund and PBHG Mid-Cap Value Fund (individually a "Portfolio" and, together, the "Portfolios"). Each Portfolio is a separate series of The PBHG Funds, Inc., which was originally incorporated in Delaware on August 2, 1985, under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Fund approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Fund voted to change the name of the Fund to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Fund's name to The PBHG Funds, Inc. The Fund currently offers shares of twelve other portfolios, i.e., PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Equity Fund, PBHG International Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, PBHG Core Growth Fund, PBHG Limited Fund, PBHG Large Cap 20 Fund, PBHG Large Cap Value Fund, and PBHG Strategic Small Company Fund through means of separate prospectuses and statements of additional information. Each Portfolio is a separate mutual fund, and each share of each Portfolio represents an equal proportionate interest in each Portfolio. See "Description of Shares." No investment in shares of a Portfolio should be made without first reading the Portfolio's Prospectus. Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to the Portfolio. Newbold's Asset Management, Inc. ("Sub-Adviser") serves as the investment sub-adviser to each Portfolio. The Adviser and the Sub-Adviser are collectively referred herein as the "Advisers." Capitalized terms not defined herein are defined in the Portfolios' Prospectus.

DESCRIPTION OF PERMITTED INVESTMENTS

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Fund's Board of Directors, the Advisers determine the liquidity of each Portfolio's investments and, through reports from the Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, Advisers may consider various factors including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features); and (5) the nature of the market place for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Investments currently considered by a Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven (7) days and over the-counter options. Also, the Advisers may determine some government-stripped fixed-rate mortgage backed securities are illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Fund's Board of Directors. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investment Company Shares

Each Portfolio may invest in shares of money market mutual funds, to the extent set forth under "Investment Limitations" below. Since such funds pay management fees and other expenses, shareholders of each of the Portfolios would indirectly pay both Portfolio's expenses and the expenses of underlying funds with respect to Portfolio assets invested therein. Applicable regulations prohibit a Portfolio from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; more than 5% of the Portfolio's total assets are invested in securities of any one investment company; or more than 10% of the total assets of the Portfolio are invested in securities (other than treasury stock) issued by all investment companies. Each Portfolio has no current intention, in the foreseeable future, of investing more than 5% in investment company securities.

Futures Contracts

Futures Transactions. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain that Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Portfolio expects to earn interest income on its initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, a Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. A Portfolio will not purchase or sell futures contracts unless either (1) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Portfolio's total assets. In instances involving the purchase of futures contracts by a Portfolio, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by that Portfolio or, in the case of index futures contracts, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

Repurchase Agreements

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by the Portfolios will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisers monitor compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the Fund's custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

Restricted Securities

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Options

Each of the Portfolios has no current intention, in the foreseeable future of utilizing options. However, the types of options transactions that a Portfolio is permitted to utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Portfolio owns securities not subject to a call option, a Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from a Portfolio's securities portfolio, that Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Portfolio may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security. A Portfolio may also purchase call options on securities to protect against substantial increases in prices of securities that the Portfolio intend to purchase pending its ability to invest in an orderly manner in those securities. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Portfolio's securities or securities it intends to purchase. A Portfolio will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. A Portfolio may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Such Portfolio has established standards of creditworthiness for these primary dealers, although the Portfolio may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

Risks of Transactions in Futures Contracts and Options

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to the Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (exchange). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, that Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolio will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

INVESTMENT LIMITATIONS

Fundamental Policies

Each Portfolio has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the respective Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio.

Each Portfolio may not:

1.       Acquire more than 10% of the voting securities of any one issuer.

2.       Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 331/3% of the value of its total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of the Portfolio's total assets will be repaid before making investments.

4. Make loans, except that each Portfolio, in accordance with that Portfolio's investment objectives and policies, may (i) purchase or hold debt instruments, and (ii) enter into repurchase agreements as described in the Portfolios Prospectus and Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets, except (i) to secure temporary borrowings permitted by each Portfolio's limitation on permitted borrowings, or (ii) in connection with permitted transactions regarding options and futures contracts.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodity contracts, except that this shall not prevent a Portfolio from: (i) investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, or real estate investment trusts which deal in real estate or interests therein, pursuant to the Portfolio's investment objective and policies, and (ii) entering into futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Portfolio (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such futures contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Each Portfolio (as a matter of operating policy) will utilize only listed futures contracts and options thereon.

7. Make short sales of securities, maintain a short position or purchase securities except that each Portfolio may: (i) obtain short-term credits as necessary for the clearance of security transactions, and
         (ii) establish margin accounts as may be necessary in connection with the Portfolio's use of options and futures contracts.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing money or pledging, mortgaging or hypothecating assets, as described in each Portfolio's limitation on borrowing money, each Portfolio's limitation on permitted borrowings and each Portfolio's limitation on pledging, mortgaging or hypothecating assets, or as permitted by rule, regulation or orders of the SEC.

11. Invest in interests in oil, gas or other mineral exploration or development programs.

12. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

13. Purchase any securities which would cause 25% or more of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

Non-Fundamental Policies

In addition to the foregoing, and the policies set forth in the Portfolios' Prospectus, each Portfolio has adopted additional investment restrictions which may be amended by the Board of Directors without a vote of shareholders.

Each Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of its net assets. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2. Purchase or sell puts, calls, straddles, spreads, and any combination thereof, if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

THE ADVISER

The Fund and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Fund or each of its Portfolios or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement obligates the Adviser to: (1) provide a program of continuous investment management for each Portfolio in accordance with the Portfolio's investment objectives, policies and limitations; (2) make investment decisions for each Portfolio; and (3) place orders to purchase and sell securities for each Portfolio, subject to the supervision of the Board of Directors. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Fund. (See the Prospectuses for a description of expenses borne by the Fund.)

The Adviser is entitled to a fee which is calculated daily and paid monthly. The fees to be paid under the Advisory Agreement are set forth in the Prospectus. The Adviser has also agreed to waive or limit its advisory fees and to assume certain operating expenses of each of the Portfolios in order that each Portfolio's total annual operating expenses (expressed as a percentage of Portfolio's average daily net assets) be limited to 1.50%, as described in greater detail in the Prospectus.

The continuance of the Advisory Agreement with respect to each Portfolio after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of such Portfolio and (ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement with respect to each Portfolio may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the outstanding voting securities of such Portfolio upon sixty (60) days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon sixty (60) days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE SUB-ADVISER

The Fund, on behalf of the Portfolio, and the Adviser have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Newbold's Asset Management, Inc. The Sub- Advisory Agreement provides certain limitations on the Sub-Adviser's liability, but also provides that the Sub-Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates the Sub-Adviser to: (1) manage the investment operations of the Portfolios and the composition of the Portfolios' investment portfolios, including the purchase, retention and disposition thereof in accordance with the Portfolios' investment objective, policies and limitation; (2) provide supervision of the Portfolios' investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Portfolios and what portion of the assets will be invested or held uninvested in cash; and (3) determine the securities to be purchased or sold by the Portfolios and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolios' Prospectus or as the Fund's Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement with respect to each Portfolio after the first two years must be specifically approved at least annually (i) by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of each Portfolio and
(ii) by the affirmative vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement with respect to each Portfolio may be terminated (i) by the Fund, without the payment of any penalty, by the vote of a majority of the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than sixty
(60) days' nor less than thirty (30) days' written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on ninety (90) days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Fund and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on July 1, 1996, pursuant to which the Administrator oversees the administration of the business and affairs of the Fund, including services provided to it by various third parties. The Administrator was organized as a Pennsylvania business trust and has its principal place of business at 1255 Drummers Lane, Suite 300, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each series of the Fund, including each Portfolio. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than ninety
(90) days' prior written notice to the other party.

The Fund, the Administrator and SEI Fund Resources (the "Sub-Administrator") entered into the Sub-Administrative Services Agreement ("Sub-Administrative Agreement") on July 1, 1996 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Fund. Prior to July 1, 1996, the Sub- Administrator served as the administrator of the Fund. The Sub-Administrator is a wholly-owned subsidiary of SEI Financial Management Company ("SEI Financial"), which is a wholly-owned subsidiary of SEI Corporation ("SEI"). The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. Under the Sub-Administrative Agreement, the Sub- Administrator is entitled to a fee from the Administrator, which is calculated daily and paid monthly, (i) at an annual rate of 0.07% of the average daily net assets of each series of the Fund, including the Portfolios, with respect to the first $2.5 billion of the total average daily net assets of the Fund; and (ii) at the annual rate of .025% of average daily net assets of each series of the Fund, including the Portfolios, with respect to the total average daily net assets of the Fund in excess of $2.5 billion. The Sub-Administrative Agreement provides that the Sub-

Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall remain in effect until December 31, 1998 and shall thereafter continue in effect for successive periods of one year, unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Corporation, and the Fund are parties to a distribution agreement (the "Distribution Agreement") dated July 1, 1996 pursuant to which the Distributor serves as principal underwriter for the Fund. The Distributor will receive no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Directors who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

DIRECTORS AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The age of each Director and officer is indicated in the parenthesis.

JOHN R. BARTHOLDSON (51) - Director - Triumph Group Holdings, Inc. (manufacturing), 1255 Drummers Lane, Suite 200, Wayne, PA 19087-1590. Chief Financial Officer and Director, The Triumph Group Holdings, Inc. since 1992. Senior Vice President and Chief Financial Officer, Lukens, Inc., 1978-1992.

HAROLD J. BAXTER (50)* - Director - Chairman, Chief Executive Officer and Director, the Adviser, 1255 Drummers Lane, Suite 300, Wayne, PA 19087-1590. Trustee, the Administrator since May 1996 and Chief Executive Officer, the Sub-Adviser, 950 Haverford Road, Bryn Mawr, PA 19010, since June 1996.

JETTIE M. EDWARDS (49) - Director - Syrus Associates, 76 Seaview Drive, Santa Barbara, California 93108. Consultant, Syrus Associates since 1986. Trustee, Provident Investment Counsel Trust (investment company) since 1992.

ALBERT A. MILLER (62) - Director - 7 Jennifer Drive, Holmdel, New Jersey 07733. Principal and Treasurer, JK Equipment Exporters since 1995. Advisor and Secretary, The

Underwoman Shoppes Inc. (retail clothing stores) since 1980. Merchandising Group Vice President, R.H. Macy & Co. 1958-1995 (retired).

GARY PILGRIM (55) - President - President, Treasurer and Director, the Adviser since 1982. Trustee, the Administrator since May 1996.

SANDRA K. ORLOW (42) - Vice President, Assistant Secretary - Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1983 and SEI Financial since June 1996.

KEVIN P. ROBINS (35) - Vice President, Assistant Secretary - Senior Vice President, Secretary and General Counsel of SEI, the Sub-Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1992 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

KATHRYN L. STANTON (37) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1994 and SEI Financial since June 1996. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

TODD CIPPERMAN (30) - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Sub-Administrator and the Distributor since 1995 and SEI Financial since June 1996. Associate, Dewey Ballantine (law firm) 1994-1995, Associate, Winston & Strawn (law firm) 1991-1994.

JOSEPH LYDON (36) - Vice President, Assistant Secretary - Director of Business Administration, SEI since April, 1995. Vice President of Fund Group, Vice President of the Advisor - Dreman Value Management, LP, President of Dreman Financial Services, Inc., 1989- 1995.

BARBARA A. NUGENT (40) - Vice President, Assistant Secretary - Vice President and Assistant Secretary, SEI since April 1996. Associate, Drinker, Biddle & Reath (law firm), 1994-1996. Assistant Vice President, Delaware Service Company, Inc. (transfer agent), 1988- 1993.

STEPHEN G. MEYER (31) - Chief Financial Officer and Controller - Director of Internal Audit and Risk Management at SEI Corporation since 1992. Senior Associate at Coopers & Lybrand, LLP (accounting firm), 1990-1992.

MICHAEL HARRINGTON (27) - Assistant Vice President - Mutual Fund Coordinator, the Adviser since 1994. Secretary, the Administrator since May 1996. Account Manager, SEI, 1991-1994.

LEE T. CUMMINGS (32) - Vice President - Director of Mutual Fund Operations, the Adviser since 1996. Treasurer, the Administrator since May 1996. Investment Accounting Officer,

Delaware Group of Funds, 1994-1996. Vice President, Fund/Plan Services, Inc., 1992-1994. Assistant Vice President, Fund/Plan Services, Inc., 1990-1992.

BRIAN BEREZNAK (34) - Vice President and Assistant Secretary. Trustee and President, the Administrator since May 1996, Chief Operating Officer, the Adviser from 1989 through December 31, 1996.

JOHN M. ZERR (34) - Vice President and Secretary - General Counsel and Secretary, the Adviser since November 1996. Vice President and Assistant Secretary, Delaware Management Company, Inc. and the Delaware Group of Funds, 1995-1996. Associate, Ballard Spahr Andrews & Ingersoll (law firm), 1987-1995.

DARLENE DEREMER (40) - Vice President - President, DeRemer Associates (financial consulting), 155 South Street, Wrentham, MA 02093 since 1987.

JANE A. KANTER (47) - Vice President and Assistant Secretary - Partner, Katten Muchin & Zavis, 1025 Thomas Jefferson Street, N.W., East Lobby - Suite 700, Washington, D.C. 20007 (law firm) since 1994. Partner, Freedman Levy Kroll & Simonds (law firm), 1987-1994.
-------------------

*Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act.

Each current Director of the Registrant who is not an "interested person" of the Registrant received the following compensation during the fiscal year ending March 31, 1997:



===========================================================================================================================
                                                                                                          Total
                                                             Pension or                                 Compenation
                                                             Retirement                                  from the
                                       Aggregate              Benefits             Estimated          Registrant and
                                      Compensation         Accrued as Part           Annual            Fund Complex
        Name of Person,                from each                 of              Benefits Upon            Paid to
           Position                    Portfolio*           Fund Expenses          Retirement            Directors
---------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,                   less than                 N/A                  N/A                 $22,333
Director                                 $2,200
---------------------------------------------------------------------------------------------------------------------------
Harold J. Baxter,                         N/A                    N/A                  N/A                   N/A
Director**

---------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards,                     less than                 N/A                  N/A                 $22,333
Director                                 $2,200
---------------------------------------------------------------------------------------------------------------------------
Albert A. Miller,                      less than                 N/A                  N/A                 $22,333
Director                                 $2,200
===========================================================================================================================

-------------------
*The Registrant and Fund Complex are expected to pay in the aggregate approximately $47,000 to each Director who is not an "interested person" of the Registrant for the fiscal year ending March 31, 1998.

**Mr. Baxter is a Director who may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.

As the Portfolio's initial shareholder, SEI Financial, 680 East Swedesford Road, Wayne, PA 19087-1658, holds all of the outstanding shares, both beneficially and of record, of the Portfolio as of the date of this Statement of Additional Information.

COMPUTATION OF YIELD

From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = (2 (a-b/cd + 1)6 - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

From time to time, a Portfolio may advertise total return. The total return of a Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Portfolio are offered on a continuous basis.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by each Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Portfolio are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors.

Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the mean between the most recent bid and asked prices. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Fund's Board of Directors.

TAXES

The following is only a summary of certain income tax considerations generally affecting a Portfolio and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local income tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, each Portfolio intends to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of anyone issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

In certain cases, a Portfolio will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to the Portfolio that such shareholder is not subject to backup withholding.

If a Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

Distributions by a Portfolio to shareholders and the ownership of shares maybe subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Advisers are authorized to select brokers and dealers to effect securities transactions for each Portfolio. The Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisers generally seek reasonably competitive commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Advisers seek to select brokers or dealers that offer the Portfolios best price and execution or other services which are of benefit to the Portfolios. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price. In the case of securities traded in the over-the-counter market, the Advisers expect normally to seek to select primary market makers.

The Advisers may, consistent with the interests of the Portfolios, select brokers on the basis of the research services they provide to the Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisers will be in addition to and not in lieu of the services required to be performed by the Advisers under the Advisory Agreement and Sub-Advisory Agreement. If, in the judgment of the Advisers, the Portfolios or other accounts managed by the Advisers will be benefitted by supplemental research services, the Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to each Portfolio or account generating the brokerage, and there can be no guarantee that the Advisers will find all of such services of value in advising the Portfolios.

It is expected that the Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Portfolios on an exchange if a written contract is in effect between the Distributor and the Portfolios expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Portfolio's or the Fund's expenses. However, the Advisers may place orders for the purchase or sale of portfolio securities of the Portfolios with qualified broker-dealers that refer prospective shareholders to the Portfolios. The Directors, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Fund's Board of Directors may determine, the Advisers may consider sales of a Portfolio's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Fund's Board of Directors has adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by the Portfolios. The Code of Ethics allows trades to be made in securities that may be held by a Portfolio, however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information.

DESCRIPTION OF SHARES

The Fund is authorized to issue an unlimited number of shares of each Portfolio and to create additional portfolios of the Fund. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shareholders are entitled upon liquidation to a pro rata share in the net assets of the Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested belong to that Portfolio and would be subject to the liabilities related thereto.